UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2007

INSMED INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

8720 Stony Point Parkway, Suite 200, Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, the securities described herein, nor shall there be any sale of these securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful.

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2007, Insmed, Incorporated, a Virginia corporation (“Insmed”), entered into a placement agency agreement (the “Placement Agency Agreement”) with C.E. Unterberg, Towbin, LLC (“Unterberg”) as exclusive placement agent relating to a proposed “registered direct” offering of shares of Insmed’s common stock, par value $0.01 per share (“Common Stock”), and warrants (the “Warrants”) to purchase Common Stock to certain investors (the “Offering”). A copy of the Placement Agency Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference. The closing for the sale of shares of Common Stock and Warrants is expected to take place on or about May 4, 2007, subject to the satisfaction of customary closing conditions. Insmed will pay the placement agent a fee equal to 6% of the gross proceeds of the Offering equal to approximately $1.09 million, and will pay estimated expenses of the Offering equal to $200,000.

In addition, on May 3, 2007, Insmed entered into definitive subscription agreements with certain investors relating to the sale of an aggregate of 20,255,367 units, each unit consisting of (i) one (1) share of Common Stock and (ii) one Warrant to purchase 0.1 shares of Common Stock at an exercise price of $1.10 per share, for a purchase price of $0.90 per unit. Units will not be issued or certificated. The shares of Common Stock and Warrants are immediately separable and will be issued separately. The Warrants will be exercisable beginning on November 3, 2007 and until May 3, 2012. A copy of the form of subscription agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. A copy of the form of Warrant to be issued by Insmed is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

The shares of Common Stock and Warrants (and the shares of Common Stock issuable from time to time upon exercise of the Warrants) being offered by Insmed in this Offering were registered under an existing shelf registration statement on Form S-3 (Registration No. 333-131535), which was declared effective by the Securities and Exchange Commission on February 14, 2006.

Item 7.01 Regulation FD Disclosure.

On May 4, 2007, Insmed issued a press release announcing the pricing of the Offering described in Item 1.01 above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Form of placement agency agreement, filed herewith

4.1	Form of warrant, filed herewith

10.1	Form of subscription agreement, filed herewith

99.1	Press Release dated May 4, 2007, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: May 4, 2007

	By:	/s/ Kevin P. Tully
	Name:	Kevin P. Tully C.G.A.,
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of placement agency agreement, filed herewith

4.1	Form of warrant, filed herewith

10.1	Form of subscription agreement, filed herewith

99.1	Press Release dated May 4, 2007, furnished herewith